Second Quarter 2023 Conference Call

Safe Harbor 2 This presentation contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements reflect the current views of First Western Financial, Inc.’s (“First Western”) management with respect to, among other things, future events and First Western’s financial performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “position,” “project,” “future” “forecast,” “goal,” “target,” “would” and “outlook,” or the negative variations of those words or other comparable words of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about First Western’s industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond First Western’s control. Accordingly, First Western cautions you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although First Western believes that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. The following risks and uncertainties, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward- looking statements: integration risks in connection with acquisitions; the risk of geographic concentration in Colorado, Arizona, Wyoming, California, and Montana; the risk of changes in the economy affecting real estate values and liquidity; the risk in our ability to continue to originate residential real estate loans and sell such loans; risks specific to commercial loans and borrowers; the risk of claims and litigation pertaining to our fiduciary responsibilities; the risk of competition for investment managers and professionals; the risk of fluctuation in the value of our investment securities; the risk of changes in interest rates; and the risk of the adequacy of our allowance for credit losses and the risk in our ability to maintain a strong core deposit base or other low-cost funding sources. Additional information regarding these and other risks and uncertainties to which our business and future financial performance are subject is contained in our Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (“SEC”) on March 15, 2023 and other documents we file with the SEC from time to time. All subsequent written and oral forward- looking statements attributable to First Western or persons acting on First Western’s behalf are expressly qualified in their entirety by this paragraph. Forward-looking statements speak only as of the date of this presentation. First Western undertakes no obligation to publicly update or otherwise revise any forward-looking statements, whether as a result of new information, future events or otherwise (except as required by law). Certain of the information contained herein may be derived from information provided by industry sources. The Company believes that such information is accurate and the sources from which it has been obtained are reliable; however, the Company cannot guaranty the accuracy of such information and has not independently verified such information. This presentation contains certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. Reconciliations of non-GAAP financial measures to GAAP financial measures are provided at the end of this presentation. Numbers in the presentation may not sum due to rounding. Our common stock is not a deposit or savings account. Our common stock is not insured by the Federal Deposit Insurance Corporation or any governmental agency or instrumentality. This presentation is not an offer to sell any securities and it is not soliciting an offer to buy any securities in any state or jurisdiction where the offer or sale is not permitted. Neither the SEC nor any state securities commission has approved or disapproved of the securities of the Company or passed upon the accuracy or adequacy of this presentation. Any representation to the contrary is a criminal offense. Except as otherwise indicated, this presentation speaks as of the date hereof. The delivery of this presentation shall not, under any circumstances, create any implication that there has been no change in the affairs of the Company after the date hereof.

3 Overview of 2Q23 Prudent Risk Management 2Q23 Earnings Stable Balance Sheet • Total deposits relatively unchanged from end of prior quarter • Noninterest-bearing deposits increased during the month of June • 4% annualized loan growth while maintaining conservative underwriting criteria and disciplined pricing • Strong relationship deposits and declining level of uninsured deposits to 30.8% from 37.3% in 1Q23 • Continued to maintain higher than normal level of cash balances • NPAs/Total Assets declined 6 bps to 0.36% • Immaterial level of charge-offs • Net income available to common shareholders of $1.5 million, or $0.16 per diluted share • Second quarter 2023 included net of tax impacts of $1.5 million related to an allowance recorded on individually analyzed loans, $0.9 million of impairment to carrying value of contingent consideration assets, and $0.8 million of losses on loans accounted for under the fair value option, with diluted EPS impacts, net of tax, of $0.15, $0.09, and $0.08, respectively • Pre-tax, pre-provision net income of $3.9 million(1) (1) See Non-GAAP reconciliation

157 180 196 164 166 168 62 94 111 154 161 132 122 125 129 76 78 86 255 255 255 Chart color Table color Special Headlines Slide Headlines / Text on light background Primary Colors Secondary Colors Primary Background / Call Out Boxes / Text on dark background Chart color Table Color Tertiary Colors Chart color Table Color Chart Color Chart Color Approved Fonts AaBbCc 1 23 Lora (bold) Slide Headlines / Special Headlines AaBbCc 123 Lato(regular, bold, italics) Body Copy / Subheadings / Small Text Descriptions 4 Net Income Available to Common Shareholders and Earnings per Share • Net income of $1.5 million, or $0.16 diluted earnings per share, in 2Q23 • Including the impact of impairment to contingent consideration assets, adjusted net income(1) of $2.4 million in 2Q23 • Profitability and prudent balance sheet management resulted in book value and tangible book value per share(1) increasing by 5.5% and 6.7%, respectively, from 2Q22 Net Income Available to Common Shareholders Diluted Earnings per Share (1) See Non-GAAP reconciliation $4,742 $6,337 $5,617 $3,847 $2,440 $4,482 $6,221 $5,471 $3,820 $1,506 Net Income Adjustments to Net Income Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 $— $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 $0.49 $0.66 $0.58 $0.39 $0.25 $0.46 $0.64 $0.56 $0.39 $0.16 Net Income Adjustments to Net Income Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 $— $0.25 $0.50 $0.75 (1) (1) (1) (1) (1) (1) (1) (1) (1) (1)

157 180 196 164 166 168 62 94 111 154 161 132 122 125 129 76 78 86 255 255 255 Chart color Table color Special Headlines Slide Headlines / Text on light background Primary Colors Secondary Colors Primary Background / Call Out Boxes / Text on dark background Chart color Table Color Tertiary Colors Chart color Table Color Chart Color Chart Color Approved Fonts AaBbCc 1 23 Lora (bold) Slide Headlines / Special Headlines AaBbCc 123 Lato (regular, bold, italics) Body Copy / Subheadings / Small Text Descriptions 5 Loan Portfolio • Total loans held for investment increased $26.8 million from prior quarter • Growth driven by CRE loans and draws on existing construction lines • Average rate on new loan production increased 23 bps to 7.41% compared to prior quarter, and was 7.79% in June 2Q 2022 1Q 2023 2Q 2023 Cash, Securities and Other $ 180,738 $ 157,308 $ 150,679 Consumer and Other 26,706 22,183 21,866 Construction and Development 162,426 283,999 313,227 1-4 Family Residential 732,725 889,782 878,670 Non-Owner Occupied CRE 489,111 536,679 561,880 Owner Occupied CRE 224,597 223,449 218,651 Commercial and Industrial 312,696 340,632 338,679 Total $ 2,128,999 $ 2,454,032 $ 2,483,652 Loans accounted for at fair value(2) 21,149 21,052 18,274 Total Loans HFI $ 2,150,148 $ 2,475,084 $ 2,501,926 Loans held-for-sale (HFS) 26,202 9,873 19,746 Total Loans $ 2,176,350 $ 2,484,957 $ 2,521,672 (1) Represents unpaid principal balance. Excludes deferred (fees) costs, and amortized premium/ (unaccreted discount). (2) Excludes fair value adjustments on loans accounted for under the fair value option. ($ in thousands, as of quarter end) Loan Portfolio Composition(1) Loan Portfolio Details Loan Production & Loan Payoffs Total Loans(1) $2,029 $2,253 $2,445 $2,487 $2,487 $2,485 $2,522 2Q22 3Q22 4Q22 1Q23 2Q23 1Q23 2Q23 $— $400 $800 $1,200 $1,600 $2,000 $2,400 $2,800 $3,200 Average Period End

157 180 196 164 166 168 62 94 111 154 161 132 122 125 129 76 78 86 255 255 255 Chart color Table color Special Headlines Slide Headlines / Text on light background Primary Colors Secondary Colors Primary Background / Call Out Boxes / Text on dark background Chart color Table Color Tertiary Colors Chart color Table Color Chart Color Chart Color Approved Fonts AaBbCc 1 23 Lora (bold) Slide Headlines / Special Headlines AaBbCc 123 Lato (regular, bold, italics) Body Copy / Subheadings / Small Text Descriptions 6 Total Deposits • Noninterest-bearing deposits increased during the month of June • Success in new business development, with $37.4 million in new deposit relationships added in 2Q23, lessened the typical seasonal impact of outflows from tax payments • Continued but slower migration of noninterest-bearing deposits into interest-bearing categories as clients seek higher rates for their excess liquidity 2Q 2022 1Q 2023 2Q 2023 Money market deposit accounts $ 1,033,739 $ 1,277,988 $ 1,297,732 Time deposits 147,623 354,545 376,147 NOW 287,195 192,011 168,537 Savings accounts 33,099 22,319 18,737 Noninterest-bearing accounts 668,342 545,064 514,241 Total Deposits $ 2,169,998 $ 2,391,927 $ 2,375,394 Deposit Portfolio Composition Total Deposits $2,227 $2,154 $2,242 $2,352 $2,375 $2,392 $2,375 2Q22 3Q22 4Q22 1Q23 2Q23 1Q23 2Q23 $— $500 $1,000 $1,500 $2,000 $2,500 $3,000 Average Period End

157 180 196 164 166 168 62 94 111 154 161 132 122 125 129 76 78 86 255 255 255 Chart color Table color Special Headlines Slide Headlines / Text on light background Primary Colors Secondary Colors Primary Background / Call Out Boxes / Text on dark background Chart color Table Color Tertiary Colors Chart color Table Color Chart Color Chart Color Approved Fonts AaBbCc 1 23 Lora (bold) Slide Headlines / Special Headlines AaBbCc 123 Lato (regular, bold, italics) Body Copy / Subheadings / Small Text Descriptions 7 Trust and Investment Management • Total assets under management increased $121.9 million from March 31, 2023 to $6.50 billion as of June 30, 2023 • Client accounts benefited from improved market conditions in the second quarter • Excluding custody, all product categories increased quarter-over-quarter (in millions, as of quarter end) Total Assets Under Management $6,278 $5,918 $6,107 $6,382 $6,504 Investment Agency Managed Trust 401(k)/Retirement Directed Trust Custody Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 $— $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 $8,000

157 180 196 164 166 168 62 94 111 154 161 132 122 125 129 76 78 86 255 255 255 Chart color Table color Special Headlines Slide Headlines / Text on light background Primary Colors Secondary Colors Primary Background / Call Out Boxes / Text on dark background Chart color Table Color Tertiary Colors Chart color Table Color Chart Color Chart Color Approved Fonts AaBbCc 1 23 Lora (bold) Slide Headlines / Special Headlines AaBbCc 123 Lato (regular, bold, italics) Body Copy / Subheadings / Small Text Descriptions (1) See Non-GAAP reconciliation Gross Revenue • Gross revenue(1) declined 5.0% from prior quarter • Decrease primarily driven by a decrease in net interest income as a result of higher interest expense driven by higher deposit costs, offset partially by higher interest income • Net interest income decline due to NIM pressure 2Q23 Gross Revenue(1) Gross Revenue(1) 8 $26.9 $29.3 $29.0 $26.1 $24.8 Wealth Management Mortgage Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 $— $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 $35.0

157 180 196 164 166 168 62 94 111 154 161 132 122 125 129 76 78 86 255 255 255 Chart color Table color Special Headlines Slide Headlines / Text on light background Primary Colors Secondary Colors Primary Background / Call Out Boxes / Text on dark background Chart color Table Color Tertiary Colors Chart color Table Color Chart Color Chart Color Approved Fonts AaBbCc 1 23 Lora (bold) Slide Headlines / Special Headlines AaBbCc 123 Lato (regular, bold, italics) Body Copy / Subheadings / Small Text Descriptions 9 Net Interest Income and Net Interest Margin • Net interest income decreased to $18.4 million, or 5.8%, from $19.6 million in 1Q23 • Net interest income decreased from 1Q23 due to higher interest expense resulting from increase in average cost of deposits • Net interest margin decreased 20 bps to 2.73%, driven by the increase in interest bearing deposit costs offset partially by the increase in yields on average earning assets • Average loan yields increased 15 bps in June while average deposit costs were flat (in thousands) (1) See Non-GAAP reconciliation Net Interest Income Net Interest Margin $20,380 $22,906 $21,842 $19,560 $18,435 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 $— $5,000 $10,000 $15,000 $20,000 $25,000

157 180 196 164 166 168 62 94 111 154 161 132 122 125 129 76 78 86 255 255 255 Chart color Table color Special Headlines Slide Headlines / Text on light background Primary Colors Secondary Colors Primary Background / Call Out Boxes / Text on dark background Chart color Table Color Tertiary Colors Chart color Table Color Chart Color Chart Color Approved Fonts AaBbCc 1 23 Lora (bold) Slide Headlines / Special Headlines AaBbCc 123 Lato (regular, bold, italics) Body Copy / Subheadings / Small Text Descriptions 10 Non-Interest Income • Non-interest income decreased to $4.0 million, or 31.9%, from $5.8 million in 1Q23, primarily due to a $1.2 million impairment to carrying value of contingent consideration assets related to the sale of First Western Capital Management in 2020. The decrease to Non-interest income was further driven by losses of $1.1 million on loans accounted for under carrying value option • Trust and Investment Management fees were consistent with prior quarter • Net gain on mortgage loans decreased to $0.8 million, or 24.0%, from $1.0 million in 1Q23, as higher rates continue to impact loan demand (in thousands)(in thousands) Total Non-Interest Income Trust and Investment Management Fees $6,698 $6,561 $5,819 $3,962$6,345 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 $(4,000) $(2,000) $— $2,000 $4,000 $6,000 $8,000 $10,000 $4,781 $4,664 $4,358 $4,635 $4,602 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 $— $2,000 $4,000 $6,000

157 180 196 164 166 168 62 94 111 154 161 132 122 125 129 76 78 86 255 255 255 Chart color Table color Special Headlines Slide Headlines / Text on light background Primary Colors Secondary Colors Primary Background / Call Out Boxes / Text on dark background Chart color Table Color Tertiary Colors Chart color Table Color Chart Color Chart Color Approved Fonts AaBbCc 1 23 Lora (bold) Slide Headlines / Special Headlines AaBbCc 123 Lato (regular, bold, italics) Body Copy / Subheadings / Small Text Descriptions 11 Non-Interest Expense and Efficiency Ratio • Non-interest expense decreased 9.8% from 1Q23 • Decrease in expense levels resulted from intentional delays in new initiatives and staffing reductions implemented in the first quarter and in April to better align with current revenue • Disciplined expense management resulted in non-interest expense coming in below targeted range • Organizational-wide review of expense levels resulted in additional cost savings that are expected to reduce non-interest expenses within the range of $18 million to $19 million for the remainder of 2023 (1) (1) See Non-GAAP reconciliation Total Non-Interest Expense Operating Efficiency Ratio(1) (in thousands) (1) (1) (1) (1) $20,583 $19,260 $19,905 $20,528 $18,519 $424 $231 $272 $101 $76 Non-Interest Expense Adjustments to Non-Interest Expense Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 $— $5,000 $10,000 $15,000 $20,000 $25,000 74.85% 64.94% 67.66% 78.29% 74.42% Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 —% 20.00% 40.00% 60.00% 80.00% 100.00% (1) (1) (1)(1) (1)

157 180 196 164 166 168 62 94 111 154 161 132 122 125 129 76 78 86 255 255 255 Chart color Table color Special Headlines Slide Headlines / Text on light background Primary Colors Secondary Colors Primary Background / Call Out Boxes / Text on dark background Chart color Table Color Tertiary Colors Chart color Table Color Chart Color Chart Color Approved Fonts AaBbCc 1 23 Lora (bold) Slide Headlines / Special Headlines AaBbCc 123 Lato (regular, bold, italics) Body Copy / Subheadings / Small Text Descriptions 12 Asset Quality • NPAs declined 18% from prior quarter due to full payoffs on two non-performing loans • $1.8 million provision for credit losses driven primarily by an allowance recorded on individually analyzed loan previously identified as non-performing loan • ACL/Adjusted Total Loans(1) increased to 0.89% in 2Q23 from 0.81% in 1Q23 • Continue to experience immaterial amount of credit losses Non-Performing Assets/Total Assets Net Charge-Offs/Average Loans (1) Adjusted Total Loans – Total Loans minus PPP loans and loans accounted for under fair value option; see non-GAAP reconciliation 0.17% 0.14% 0.43% 0.42% 0.36% Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 —% 0.20% 0.40% 0.60% 0.80% 1.00% Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 —% 0.20% 0.40% 0.60% 0.80% 1.00%

157 180 196 164 166 168 62 94 111 154 161 132 122 125 129 76 78 86 255 255 255 Chart color Table color Special Headlines Slide Headlines / Text on light background Primary Colors Secondary Colors Primary Background / Call Out Boxes / Text on dark background Chart color Table Color Tertiary Colors Chart color Table Color Chart Color Chart Color Approved Fonts AaBbCc 1 23 Lora (bold) Slide Headlines / Special Headlines AaBbCc 123 Lato (regular, bold, italics) Body Copy / Subheadings / Small Text Descriptions 13 Consistent Value Creation TBV/Share(1) Up 140% Since July 2018 IPO Consistent increases in tangible book value per share driven by: • Organic growth that has increased operating leverage • Accretive acquisitions that have been well priced and smoothly integrated to realize all projected cost savings • Conservative underwriting criteria that has resulted in extremely low level of losses in the portfolio throughout the history of the company • Prudent asset/liability management including not investing excess liquidity accumulated during the pandemic in low-yielding bonds

157 180 196 164 166 168 62 94 111 154 161 132 122 125 129 76 78 86 255 255 255 Chart color Table color Special Headlines Slide Headlines / Text on light background Primary Colors Secondary Colors Primary Background / Call Out Boxes / Text on dark background Chart color Table Color Tertiary Colors Chart color Table Color Chart Color Chart Color Approved Fonts AaBbCc 1 23 Lora (bold) Slide Headlines / Special Headlines AaBbCc 123 Lato(regular, bold, italics) Body Copy / Subheadings / Small Text Descriptions 14 Near-Term Outlook • Prudent risk management will remain top priority while economic uncertainty remains, which will impact level of profitability in short term • Loan growth expected to remain at lower level in near future, although unfunded commitments provides potential catalyst for higher level of loan growth as borrowers increase utilization of credit lines • Deposit gathering continues to be emphasized throughout the organization including capitalizing on current environment to continue adding new clients looking for a stronger financial institution • Continued evaluation of opportunities for capital utilization that can create additional value for shareholders

Appendix 15

157 180 196 164 166 168 62 94 111 154 161 132 122 125 129 76 78 86 255 255 255 Chart color Table color Special Headlines Slide Headlines / Text on light background Primary Colors Secondary Colors Primary Background / Call Out Boxes / Text on dark background Chart color Table Color Tertiary Colors Chart color Table Color Chart Color Chart Color Approved Fonts AaBbCc 1 23 Lora (bold) Slide Headlines / Special Headlines AaBbCc 123 Lato (regular, bold, italics) Body Copy / Subheadings / Small Text Descriptions 16 Capital and Liquidity Overview Liquidity Funding Sources (as of 6/30/23) (1) See Non-GAAP reconciliation (2) Based on internal policy guidelines Consolidated Capital Ratios (as of 6/30/23) Tangible Common Equity / TBV per Share(1) (in thousands) Liquidity Reserves: Total Available Cash $295,909 Unpledged Investment Securities 21,149 Borrowed Funds: Secured: FHLB Available 646,823 FRB Available 16,605 Other: Brokered Remaining Capacity 172,818(2) Unsecured: Credit Lines 29,000 Total Liquidity Funding Sources $1,182,304 Loan to Deposit Ratio 105.1% 9.26% 9.26% 12.41% 7.80% Tier 1 Capital to Risk- Weighted Assets CET1 to Risk- Weighted Assets Total Capital to Risk- Weighted Assets Tier 1 Capital to Average Assets —% 5.00% 10.00% 15.00%

157 180 196 164 166 168 62 94 111 154 161 132 122 125 129 76 78 86 255 255 255 Chart color Table color Special Headlines Slide Headlines / Text on light background Primary Colors Secondary Colors Primary Background / Call Out Boxes / Text on dark background Chart color Table Color Tertiary Colors Chart color Table Color Chart Color Chart Color Approved Fonts AaBbCc 1 23 Lora (bold) Slide Headlines / Special Headlines AaBbCc 123 Lato (regular, bold, italics) Body Copy / Subheadings / Small Text Descriptions 17 Non-GAAP Reconciliation Consolidated Tangible Common Book Value Per Share As of, (Dollars in thousands) Dec. 31, 2018 Dec. 31, 2019 Dec. 31, 2020 Dec. 31, 2021 June 30, 2022 Dec. 31, 2022 June 30, 2023 Total shareholders' equity $116,875 $127,678 $154,962 $219,041 $228,024 $240,864 $242,242 Less: Goodwill and other intangibles, net 25,213 19,714 24,258 31,902 32,258 32,104 31,977 Intangibles held for sale(1) - 3,553 - - - - - Tangible common equity 91,662 104,411 $130,704 187,139 195,766 208,760 210,265 Common shares outstanding, end of period 7,968,420 7,940,168 7,951,773 9,419,271 9,478,710 9,495,440 9,545,071 Tangible common book value per share $11.50 $13.15 $16.44 $19.87 $20.65 $21.99 $22.03 Net income available to common shareholders $1,506 Return on tangible common equity (annualized) 2.86% (1) Represents the intangible portion of assets held for sale  Consolidated Efficiency Ratio For the Three Months Ended, (Dollars in thousands) June 30, 2022 September 30, 2022 December 31, 2022 March 31, 2023 June 30, 2023 Non-interest expense $20,583 $19,260 $19,905 $20,528 $18,519 Less: amortization 77 77 77 64 62 Less: acquisition related expenses 347 154 195 37 14 Adjusted non-interest expense $20,159 $19,029 $19,633 $20,427 $18,443 Net interest income $20,380 $22,906 $21,842 $19,560 $18,435 Non-interest income 6,698 6,345 6,561 5,819 3,962 Less: unrealized gains/(losses) recognized on equity securities 299 75 - 10 (11) Less: impairment of contingent consideration assets - - - - (1,249) Less: net gain/(loss) on loans accounted for under the fair value option (155) (134) (602) (543) (1,124) Less: net gain on equity interests - 6 - - - Less: net (loss)/gain on loans held for sale at fair value - - (12) (178) - Adjusted non-interest income 6,554 6,398 7,175 6,530 6,346 Total income $26,934 $29,304 $29,017 $26,090 $24,781 Efficiency ratio 74.85% 64.94% 67.66% 78.29% 74.42%

157 180 196 164 166 168 62 94 111 154 161 132 122 125 129 76 78 86 255 255 255 Chart color Table color Special Headlines Slide Headlines / Text on light background Primary Colors Secondary Colors Primary Background / Call Out Boxes / Text on dark background Chart color Table Color Tertiary Colors Chart color Table Color Chart Color Chart Color Approved Fonts AaBbCc 1 23 Lora (bold) Slide Headlines / Special Headlines AaBbCc 123 Lato (regular, bold, italics) Body Copy / Subheadings / Small Text Descriptions 18 Non-GAAP Reconciliation Wealth Management Gross Revenue For the Three Months Ended, (Dollars in thousands) June 30, 2022 September 30, 2022 December 31, 2022 March 31, 2023 June 30, 2023 Total income before non-interest expense $25,281 $26,555 $26,623 $24,543 $19,529 Less: unrealized gains/(losses) recognized on equity securities 299 75 - 10 (11) Less: impairment of contingent consideration assets - - - - (1,249) Less: net gain/(loss) on loans accounted for under the fair value option (155) (134) (602) (543) (1,124) Less: net gain on equity interests - 6 - - - Less: net (loss)/gain on loans held for sale at fair value - - (12) (178) - Plus: provision for credit loss 519 1,756 1,197 (310) 1,843 Gross revenue $25,656 $28,364 $28,434 $24,944 $23,756 Mortgage Gross Revenue For the Three Months Ended, (Dollars in thousands) June 30, 2022 September 30, 2022 December 31, 2022 March 31, 2023 June 30, 2023 Total income before non-interest expense $1,278 $940 $583 $1,146 $1,025 Plus: provision for credit loss - - - - - Gross revenue $1,278 $940 $583 $1,146 $1,025  Consolidated Gross Revenue For the Three Months Ended, (Dollars in thousands) June 30, 2022 September 30, 2022 December 31, 2022 March 30, 2023 June 30, 2023 Total income before non-interest expense $26,559 $27,495 $27,206 $25,689 $20,554 Less: unrealized gains/(losses) recognized on equity securities 299 75 - 10 (11) Less: impairment of contingent consideration assets - - - - (1,249) Less: net gain/(loss) on loans accounted for under the fair value option (155) (134) (602) (543) (1,124) Less: net gain on equity interests - 6 - - - Less: net (loss)/gain on loans held for sale at fair value - - (12) (178) - Plus: provision for credit loss 519 1,756 1,197 (310) 1,843 Gross revenue $26,934 $29,304 $29,017 $26,090 $24,781 Gross Revenue excluding net gain on mortgage loans For the Three Months Ended, (Dollars in thousands) December 31, 2021 December 31, 2022 June 30, 2023 Gross revenue $23,440 $29,017 $24,781 Less: net gain on mortgage loans 2,470 775 774 Gross revenue excluding net gain on mortgage loans $20,970 $28,242 $24,007

157 180 196 164 166 168 62 94 111 154 161 132 122 125 129 76 78 86 255 255 255 Chart color Table color Special Headlines Slide Headlines / Text on light background Primary Colors Secondary Colors Primary Background / Call Out Boxes / Text on dark background Chart color Table Color Tertiary Colors Chart color Table Color Chart Color Chart Color Approved Fonts AaBbCc 1 23 Lora (bold) Slide Headlines / Special Headlines AaBbCc 123 Lato (regular, bold, italics) Body Copy / Subheadings / Small Text Descriptions 19 Non-GAAP Reconciliation Adjusted net income available to common shareholders For the Three Months Ended, (Dollars in thousands, except per share data) June 30, 2022 September 30, 2022 December 31, 2022 March 31, 2023 June 30, 2023 Net income available to common shareholders $4,482 $6,221 $5,471 $3,820 $1,506 Plus: impairment of contingent consideration assets including tax impact - - - - 924 Plus: acquisition related expense including tax impact 260 116 146 27 10 Adjusted net income to common shareholders $4,742 $6,337 $5,617 $3,847 $2,440 Adjusted diluted earnings per share For the Three Months Ended, (Dollars in thousands, except per share data) June 30, 2022 September 30, 2022 December 31, 2022 March 31, 2023 June 30, 2023 Diluted earnings per share $0.46 $0.64 $0.56 $0.39 $0.16 Plus: impairment of contingent consideration assets including tax impact - - - - 0.09 Plus: acquisition related expenses including tax impact 0.03 0.02 0.02 - - Adjusted diluted earnings per share $0.49 $0.66 $0.58 $0.39 $0.25 Allowance for credit losses to Bank originated loans excluding PPP As of (Dollars in thousands) June 30, 2022 September 30, 2022 December 31, 2022 March 31, 2023 June 30, 2023 Total loans held for investment $2,150,148 $2,354,898 $2,476,135 $2,475,084 $2,501,926 Less: Acquired loans 287,623 248,573 234,717 — — Less: PPP loans 9,053 6,905 6,378 6,100 5,558 Less: Purchased loans accounted for under fair value ("FVO") 21,149 22,648 23,415 21,052 18,274 Adjusted Loans excluding acquired, PPP and FVO $1,832,323 $2,076,772 $2,211,625 $2,447,932 $2,478,094 Allowance for credit losses 14,357 16,081 17,183 19,843 22,044 Allowance for credit losses to adjusted loans 0.78% 0.77% 0.78% 0.81% 0.89% Pre-tax, pre-provision net income For the Three Months Ended, (Dollars in thousands) December 31, 2022 March 31, 2023 June 30, 2023 Income before income taxes $7,301 $5,161 $2,035 Plus: provision for credit losses 1,197 (310) 1,843 Pre-tax, pre-provision net income $8,498 $4,851 $3,878 (2) (1) Subsequent to the adoption of CECL on January 1, 2023, acquired loans are included in the Allowance for Credit Losses and therefore are no longer excluded from the total adjusted loan calculation. (2)

157 180 196 164 166 168 62 94 111 154 161 132 122 125 129 76 78 86 255 255 255 Chart color Table color Special Headlines Slide Headlines / Text on light background Primary Colors Secondary Colors Primary Background / Call Out Boxes / Text on dark background Chart color Table Color Tertiary Colors Chart color Table Color Chart Color Chart Color Approved Fonts AaBbCc 1 23 Lora (bold) Slide Headlines / Special Headlines AaBbCc 123 Lato (regular, bold, italics) Body Copy / Subheadings / Small Text Descriptions 20 Non-GAAP Reconciliation Adjusted net interest margin For the Three Months Ended June 30, 2022 For the Three Months Ended September 30, 2022 For the Three Months Ended December 31, 2022 For the Three Months Ended March 31, 2023 For the Three Months Ended June 30, 2023 (Dollars in thousands) Average Balance Interest Earned/ Paid Average Yield/ Rate Average Balance Interest Earned/ Paid Average Yield/ Rate Average Balance Interest Earned/ Paid Average Yield/ Rate Average Balance Interest Earned/ Paid Average Yield/ Rate Average Balance Interest Earned/ Paid Average Yield/ Rate Interest-bearing deposits in other financial institutions $321,673 $549 $101,824 $533 $103,190 $931 $127,608 $1,403 $135,757 $1,669 PPP adjustment 4,493 9 2,798 16 1,736 16 1,502 17 1,376 17 Investment securities 69,320 418 87,340 653 84,017 645 82,106 629 80,106 626 Correspondent bank stock 1,555 13 4,924 109 11,880 237 9,592 173 8,844 145 Loans 2,010,024 20,663 2,241,343 25,345 2,436,252 30,691 2,469,129 32,239 2,471,588 33,704 Loans HFS 19,389 229 11,531 157 9,065 146 18,036 268 15,841 230 PPP adjustment (13,385) (148) (9,026) (73) (7,350) (32) (6,470) (37) (5,811) (27) Purchase Accretion adjustment - (288) - 114 - (87) - (64) - (80) Adjusted total Interest- earning assets 2,413,069 21,445 2,443,734 26,854 2,638,790 32,547 2,701,503 34,628 2,707,701 36,284 Interest-bearing deposits 1,103 2,706 8,260 13,092 15,864 PPP adjustment - - - - - Federal Home Loan Bank Topeka and Federal Reserve borrowings 28 666 1,916 1,374 1,361 PPP adjustment (8) (3) (6) (5) (4) Subordinated notes 361 362 486 674 712 Adjusted total interest- bearing liabilities 1,484 3,731 10,656 15,135 17,933 Net interest income 19,961 23,123 21,891 19,493 18,351 Adjusted net interest margin 3.32% 3.84% 3.29% 2.93% 2.72%